                                     NEES

                                 EXHIBIT INDEX
                                ---------------

Exhibit No.             Description                              Page
- -----------             -----------                              ----

  (3)             Agreement and Declaration of               Incorporated
                  Trust dated January 2, 1926,               by Reference
                  as amended through April 28,
                  1987

  (4)(a)          Massachusetts Electric Company             Incorporated
                  First Mortgage Indenture and               by Reference
                  Deed of Trust, dated as of
                  July 1, 1949, and nineteen
                  supplements thereto

                  Twentieth Supplemental                     Filed Under
                  Indenture dated as of                      Cover of
                  September 1, 1993                          Form SE

  (4)(b)          The Narragansett Electric                  Incorporated
                  Company First Mortgage Indenture           by Reference
                  and Deed of Trust, dated as of
                  September 1, 1944, and twenty
                  supplements thereto

                  Twenty First Supplemental                  Filed Under
                  Indenture dated as of                      Cover of
                  October 1, 1993                            Form SE

  (4)(c)          The Narragansett Electric                  Filed Under
                  Company Preference Provisions,             Cover of
                  as amended, dated March 23, 1993           Form SE

  (4)(d)          New England Power Company General          Incorporated
                  and Refunding Mortgage Indenture           by Reference
                  and Deed of Trust dated as of
                  January 1, 1977 and eighteen
                  supplements thereto

                  Nineteenth Supplemental                    Filed Under
                  Indenture dated as of                      Cover of
                  August 1, 1993                             Form SE

  (10)(a)         Boston Edison Company et al. and           Incorporated
                  New England Power Company:                 by Reference
                  Amended REMVEC Agreement dated
                  August 12, 1977

                                     NEES

                                 EXHIBIT INDEX
                                 -------------

  (10)(b)         The Connecticut Light and Power            Incorporated
                  Company et al. and New England             by Reference
                  Power Company:  Sharing Agreement
                  for Joint Ownership, Construction
                  and Operation of Millstone Unit No.
                  3 dated as of September 1, 1973, and
                  Amendments thereto; Transmission
                  Support Agreement dated August 9,
                  1974; Instrument of Transfer to NEP
                  with respect to the 1979 Connecticut
                  Nuclear Unit, and Assumption of
                  Obligations, dated December 17, 1975

  (10)(c)         Connecticut Yankee Atomic Power            Incorporated
                  Company et al. and New England             by Reference
                  Power Company: Stockholders
                  Agreement dated July 1, 1964;
                  Power Purchase Contract dated
                  July 1, 1964; Supplementary
                  Power Contract dated as of
                  April 1, 1987; Capital Funds
                  Agreement dated September 1,
                  1964; Transmission Agreement
                  dated October 1, 1964;
                  Agreement revising Transmission
                  Agreement dated July 1, 1979;
                  Guarantee Agreement dated as of
                  November 13, 1981; Guarantee
                  Agreement dated as of August 1,
                  1985

  (10)(d)         Maine Yankee Atomic Power Company          Incorporated
                  et al. and New England Power               by Reference
                  Company:  Capital Funds Agreement
                  dated May 20, 1968 and Power
                  Purchase Contract dated May 20,
                  1968; Amendments dated as of
                  January 1, 1984, March 1, 1984,
                  October 1, 1984, and August 1,
                  1985; Stockholders Agreement
                  dated May 20, 1968; Additional
                  Power Contract dated as of
                  February 1, 1984; Guarantee
                  Agreement dated as of September 23,
                  1985

  (10)(e)(i)      New England Energy Incorporated            Incorporated
                  Capital Funds Agreement with               by Reference
                  NEES dated November 1, 1974 and
                  Amendments thereto

  (10)(e)(ii)     New England Energy Incorporated            Incorporated
                  Loan Agreement with NEES dated             by Reference
                  July 19, 1978 and effective
                  November 1, 1974, and Amendments
                  thereto

                                     NEES

                                 EXHIBIT INDEX
                                 -------------

  (10)(e)(iii)    New England Energy Incorporated            Incorporated
                  Fuel Purchase Contract with                by Reference
                  New England Power Company dated
                  July 26, 1979, and Amendments
                  thereto

  (10)(e)(iv)     New England Energy Incorporated            Incorporated
                  Partnership Agreement with                 by Reference
                  Samedan Oil Corporation as
                  Amended and Restated on
                  February 5, 1985 and Amendment
                  thereto

  (10)(e)(v)      New England Energy Incorporated            Incorporated
                  Credit Agreement dated as of               by Reference
                  April 28, 1989 and Amendments
                  thereto

  (10)(e)(vi)     New England Energy Incorporated            Incorporated
                  Capital Maintenance Agreement              by Reference
                  dated November 15, 1985, and
                  Assignment and Security Agreement
                  dated November 15, 1985 and
                  Amendment thereto

  (10)(f)         New England Power Company and              Incorporated
                  New England Electric Transmission          by Reference
                  Corporation et al.:  Phase I
                  Terminal Facility Support
                  Agreement dated as of December 1,
                  1981 and Amendments thereto;
                  Agreement with respect to Use
                  of the Quebec Interconnection
                  dated as of December 1, 1981
                  and Amendments thereto; Agreement
                  for Reinforcement and Improvement
                  of New England Power Company's
                  Transmission System dated as of
                  April 1, 1983; Lease dated as of
                  May 16, 1983; Upper Development -
                  Lower Development Transmission
                  Line Support Agreement dated as
                  of May 16, 1983

  (10)(g)         New England Electric Transmission          Incorporated
                  Corporation and PruCapital                 by Reference
                  Management, Inc. et al: Note
                  Agreement dated as of
                  September 1, 1986; Mortgage,
                  Deed of Trust and Security
                  Agreement dated as of
                  September 1, 1986; Equity
                  Funding Agreement with New
                  England Electric System dated
                  as of December 1, 1985

                                     NEES

                                 EXHIBIT INDEX
                                 -------------

  (10)(h)         Vermont Electric Transmission              Incorporated
                  Company, Inc. et al. and New               by Reference
                  England Power Company:  Phase I
                  Vermont Transmission Line
                  Support Agreement dated as
                  of December 1, 1981 and
                  Amendments thereto

  (10)(i)         New England Power Pool                     Incorporated
                  Agreement and Amendments thereto           by Reference

  (10)(j)         Public Service Company of New              Incorporated
                  Hampshire et al. and New England           by Reference
                  Power Company:  Agreement for
                  Joint Ownership, Construction
                  and Operation of New Hampshire
                  Nuclear Units dated as of
                  May 1, 1973 and Amendments
                  thereto; Transmission Support
                  Agreement dated as of May 1,
                  1973; Instrument of Transfer
                  to NEP with respect to the
                  New Hampshire Nuclear Units
                  and Assumptions of Obligations
                  dated December 17, 1975;
                  Agreement Among Participants
                  in New Hampshire Nuclear Units,
                  certain Massachusetts Municipal
                  Systems and Massachusetts
                  Municipal Wholesale Electric
                  Company dated May 28, 1976;
                  Seventh Amendment To and Restated
                  Agreement for Seabrook Project
                  Disbursing Agent and Amendments
                  thereto; Seabrook Project
                  Managing Agent Operating
                  Agreement dated as of June 29,
                  1992, and Amendment to Seabrook
                  Project Managing Agent Agreement
                  dated as of June 29, 1992

  (10)(k)         Vermont Yankee Nuclear Power               Incorporated
                  Corporation et al. and New                 by Reference
                  England Power Company:  Capital
                  Funds Agreement dated
                  February 1, 1968, Amendment
                  dated March 12, 1968, and Power
                  Purchase Contract dated
                  February 1, 1968 and Amendments
                  thereto; Additional Power
                  Contract dated as of February 1,
                  1984; Guarantee Agreement dated
                  as of November 5, 1981

                                     NEES

                                 EXHIBIT INDEX
                                 -------------

  (10)(l)         Yankee Atomic Electric Company             Incorporated
                  et al. and New England Power               by Reference
                  Company:  Amended and Restated
                  Power Contract dated April 1,
                  1985 and Amendments thereto

  (10)(m)         New England Electric Companies'            Incorporated
                  Deferred Compensation Plan as              by Reference
                  amended dated December 8, 1986

  (10)(n)         New England Electric System                Incorporated
                  Companies Retirement Supplement            by Reference
                  Plan as amended dated April 1,
                  1991

  (10)(o)         New England Electric Companies'            Incorporated
                  Executive Supplemental Retirement          by Reference
                  Plan as amended dated April 1,
                  1991

  (10)(p)         New England Electric Companies'            Incorporated
                  Incentive Compensation Plan as             by Reference
                  amended dated January 1, 1992

  (10)(q)         New England Electric Companies'            Incorporated
                  Senior Incentive Compensation              by Reference
                  Plan as amended dated November 26,
                  1991

  (10)(r)         New England Electric Companies'            Incorporated
                  Incentive Compensation Plan II             by Reference
                  as amended dated September 3,
                  1992

  (10)(s)         New England Electric System                Incorporated
                  Directors Deferred Compensation            by Reference
                  Plan as amended dated
                  November 24, 1992

  (10)(t)         Forms of Life Insurance Program            Incorporated
                  and Form of Life Insurance                 by Reference
                  (Collateral Assignment)

  (10)(u)         New England Power Company and              Incorporated
                  New England Hydro-Transmission             by Reference
                  Electric Company, Inc. et al:
                  Phase II Massachusetts
                  Transmission Facilities Support
                  Agreement dated as of June 1,
                  1985 and Amendments thereto

                                     NEES

                                 EXHIBIT INDEX
                                 -------------

  (10)(v)         New England Power Company and              Incorporated
                  New England Hydro-Transmission             by Reference
                  Corporation et al:  Phase II
                  New Hampshire Transmission
                  Facilities Support Agreement
                  dated as of June 1, 1985 and
                  Amendments thereto

  (10)(w)         New England Power Company et               Incorporated
                  al:  Phase II New England Power            by Reference
                  AC Facilities Support Agreement
                  dated as of June 1, 1985 and
                  Amendments thereto

  (10)(x)         New England Hydro-Transmission             Incorporated
                  Electric Company, Inc. and New             by Reference
                  England Electric System et al:
                  Equity Funding Agreement dated
                  as of June 1, 1985 and Amendments
                  thereto

  (10)(y)         New England Hydro-Transmission             Incorporated
                  Corporation and New England                by Reference
                  Electric System et al:  Equity
                  Funding Agreement dated as of
                  June 1, 1985 and Amendments
                  thereto

  (10)(aa)        Ocean State Power, et al., and             Incorporated
                  Narragansett Energy Resources              by Reference
                  Company:  Equity Contribution
                  Agreement dated as of
                  December 29, 1988; Amendment
                  dated as of September 29, 1989

                  Ocean State Power, et al., and             Incorporated
                  New England Electric System:               by Reference
                  Equity Contribution Support
                  Agreement dated as of
                  December 29, 1988; Amendment
                  dated as of September 29, 1989;

                  Ocean State Power II, et al.,              Incorporated
                  and Narragansett Energy Resources          by Reference
                  Company: Equity Contribution
                  Agreement dated as of September 29,
                  1989

                  Ocean State Power II, et al.,              Incorporated
                  and New England Electric System:           by Reference
                  Equity Contribution Support
                  Agreement dated as of
                  September 29, 1989

                                     NEES

                                 EXHIBIT INDEX
                                 -------------

  (10)(bb)        New England Power Service                  Incorporated
                  Company and Joan T. Bok:                   by Reference
                  Service Credit Letter dated
                  October 21, 1982

  (10)(cc)        New England Electric System                Incorporated
                  and John W. Rowe:  Service                 by Reference
                  Credit Letter dated
                  December 5, 1988

  (10)(dd)        New England Power Service                  Incorporated
                  Company and the Company:                   by Reference
                  Form of Supplemental Pension
                  Service Credit Agreement

  (13)            1993 Annual Report to                      Filed Under
                  Shareholders                               Cover of
                                                             Form SE

  (18)            Coopers & Lybrand                          Filed herewith
                  Preferability Letter dated
                  February 25, 1994

  (22)            Subsidiary list                            Incorporated
                                                             by Reference

  (25)            Power of Attorney                          Filed Under
                                                             Cover of
                                                             Form SE

                                      NEP

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.            Description                              Page
- -----------            -----------                              ----

  (3)(a)          Articles of Organization as                Incorporated
                  amended through June 27, 1987              by Reference

  (3)(b)          By-laws of the Company as                  Incorporated
                  amended June 25, 1987                      by Reference

  (4)             General and Refunding Mortgage             Incorporated
                  Indenture and Deed of Trust                by Reference
                  dated as of January 1, 1977
                  and nineteen supplements
                  thereto

  (10)(a)         Boston Edison Company et al.               Incorporated
                  and the Company: Amended                   by Reference
                  REMVEC Agreement dated
                  August 12, 1977

  (10)(b)         The Connecticut Light and Power            Incorporated
                  Company et al. and the Company:            by Reference
                  Sharing Agreement for Joint
                  Ownership, Construction and
                  Operation of Millstone Unit No. 3
                  dated as of September 1, 1973,
                  and Amendments thereto;
                  Transmission Support Agreement
                  dated August 9, 1974; Instrument
                  of Transfer to the Company with
                  respect to the 1979 Connecticut
                  Nuclear Unit, and Assumption of
                  Obligations, dated December 17,
                  1975

  (10)(c)         Connecticut Yankee Atomic Power            Incorporated
                  Company et al. and the Company:            by Reference
                  Stockholders Agreement dated
                  July 1, 1964; Power Purchase
                  Contract dated July 1, 1964;
                  Supplementary Power Contract
                  dated as of April 1, 1987;
                  Capital Funds Agreement dated
                  September 1, 1964

                  Transmission Agreement dated               Incorporated
                  October 1, 1964; Agreement                 by Reference
                  revising Transmission Agreement
                  dated July 1, 1979; Five Year
                  Capital Contribution Agreement
                  dated November 1, 1980;
                  Guarantee Agreement dated as
                  of November 13, 1981; Guarantee
                  Agreement dated as of August 1,
                  1985

                                      NEP

                                 EXHIBIT INDEX
                                 -------------

   (10)(d)        Maine Yankee Atomic Power                  Incorporated
                  Company et al. and the Company:            by Reference
                  Capital Funds Agreement dated
                  May 20, 1968 and Power Purchase
                  Contract dated May 20, 1968;
                  and Amendments thereto;
                  Stockholders Agreement dated
                  May 20, 1968; Additional Power
                  Contract dated as of February 1,
                  1984; Guarantee Agreement dated
                  as of September 23, 1985

  (10)(e)         Mass. Electric and the Company:            Incorporated
                  Primary Service for Resale dated           by Reference
                  February 15, 1974; Amendment of
                  Service Agreement dated June 22,
                  1983

                  Amendment of Service Agreement             Filed Under
                  effective November 1, 1993                 Cover of
                                                             Form SE

  (10)(f)         The Narragansett Electric                  Incorporated
                  Company and the Company:                   by Reference
                  Primary Service for Resale
                  dated February 15, 1974
                  and Amendments thereto

                  Amendment of Service Agreement             Filed Under
                  effective November 1, 1993                 Cover of
                                                             Form SE

  (10)(g)         Time Charter between                       Incorporated
                  Intercoastal Bulk Carriers,                by Reference
                  Inc., and New England Power
                  Company dated as of December 27,
                  1989

  (10)(h)         New England Electric                       Incorporated
                  Transmission Corporation et al.            by Reference
                  and the Company:  Phase I
                  Terminal Facility Support
                  Agreement dated as of
                  December 1, 1981; Amendments
                  dated as of June 1, 1982 and
                  November 1, 1982; Agreement with
                  respect to Use of the Quebec
                  Interconnection dated as of
                  December 1, 1981; Amendments
                  dated as of May 1, 1982 and
                  November 1, 1982; Amendment
                  dated as of January 1, 1986;

                                      NEP

                                 EXHIBIT INDEX
                                 -------------

  (10)(h)         Agreement for Reinforcement
  (cont.)         and Improvement of the Company's
                  Transmission System dated as
                  of April 1, 1983; Lease dated
                  as of May 16, 1983; Upper
                  Development-Lower Development
                  Transmission Line Support
                  Agreement dated as of May 16,
                  1983

  (10)(i)         Vermont Electric Transmission              Incorporated
                  Company, Inc. et al. and the               by Reference
                  Company:  Phase I Vermont
                  Transmission Line Support
                  Agreement dated as of
                  December 1, 1981 and Amendments
                  thereto

  (10)(j)         New England Energy Incorporated            Incorporated
                  and the Company:  Fuel Purchase            by Reference
                  Contract dated July 26, 1979,
                  and Amendments thereto

  (10)(k)         New England Power Pool                     Incorporated
                  Agreement and Amendments                   by Reference
                  thereto

  (10)(l)         New England Power Service                  Incorporated
                  Company and the Company:                   by Reference
                  Specimen of Service Contract

  (10)(m)         Public Service Company of New              Incorporated
                  Hampshire et al. and the                   by Reference
                  Company:  Agreement for Joint
                  Ownership, Construction and
                  Operation of New Hampshire
                  Nuclear Units dated as of
                  May 1, 1973 and Amendments
                  thereto; Seventh Amendment
                  as of November 1, 1990;
                  Transmission Support Agreement
                  dated as of May 1, 1973;
                  Instrument of Transfer to the
                  Company with respect to the New
                  Hampshire Nuclear Units and
                  Assumptions of Obligations
                  dated December 17, 1975 and
                  Agreement Among Participants
                  in New Hampshire Nuclear Units,
                  certain Massachusetts Municipal
                  Systems and Massachusetts
                  Municipal Wholesale Electric
                  Company dated May 28, 1976;
                  Seventh Amendment To and
                  Restated Agreement for Seabrook

                                      NEP

                                 EXHIBIT INDEX
                                 -------------

  (10)(m)         Project Disbursing Agent dated
  (cont.)         as of November 1, 1990;
                  Amendments dated as of
                  June 29, 1992

                  Settlement Agreement dated as              Incorporated
                  of July 19, 1990 between                   by Reference
                  Northeast Utilities Service
                  Company and the Company

                  Seabrook Project Managing                  Incorporated
                  Agent Operating Agreement                  by Reference
                  dated as of June 29, 1992;
                  and Amendment thereto

  (10)(n)         Vermont Yankee Nuclear Power               Incorporated
                  Corporation et al. and the                 by Reference
                  Company:  Capital Funds
                  Agreement dated February 1,
                  1968, Amendment dated March 12,
                  1968 and Power Purchase Contract
                  dated February 1, 1968 and
                  Amendments thereto; Additional
                  Power Contract dated as of
                  February 1, 1984; Guarantee
                  Agreement dated as of November 5,
                  1981

  (10)(o)         Yankee Atomic Electric Company             Incorporated
                  et al. and the Company:                    by Reference
                  Amended and Restated Power
                  Contract dated April 1, 1985
                  and Amendments thereto

  (10)(p)         New England Electric Companies'            Incorporated
                  Deferred Compensation Plan as              by Reference
                  amended dated December 8,
                  1986

  (10)(q)         New England Electric System                Incorporated
                  Companies Retirement Supplement            by Reference
                  Plan as amended dated April 1,
                  1991

  (10)(r)         New England Electric Companies'            Incorporated
                  Executive Supplemental Retirement          by Reference
                  Plan as amended dated April 1,
                  1991

  (10)(s)         New England Electric Companies'            Incorporated
                  Incentive Compensation Plan as             by Reference
                  amended dated January 1, 1992;
                  New England Electric Companies'
                  Senior Incentive Compensation
                  Plan as amended dated November 26,
                  1991

                                      NEP

                                 EXHIBIT INDEX
                                 -------------
  (10)(t)         Forms of Life Insurance Program            Incorporated
                  and Form of Life Insurance                 by Reference
                  (Collateral Assignment)

  (10)(u)         New England Electric Companies'            Incorporated
                  Incentive Compensation Plan II             by Reference
                  as amended dated September 1,
                  1992

  (10)(v)         New England Hydro-Transmission             Incorporated
                  Electric Company, Inc. et al.              by Reference
                  and the Company:  Phase II
                  Massachusetts Transmission
                  Facilities Support Agreement
                  dated as of June 1, 1985
                  and Amendments thereto

  (10)(w)         New England Hydro-Transmission             Incorporated
                  Corporation et al. and the                 by Reference
                  Company:  Phase II New Hampshire
                  Transmission Facilities Support
                  Agreement dated as of June 1,
                  1985 and Amendments thereto

  (10)(x)         Vermont Electric Power Company             Incorporated
                  et al. and the Company:  Phase             by Reference
                  II New England Power AC
                  Facilities Support Agreement
                  dated as of June 1, 1985 and
                  Amendments thereto

  (10)(y)         TransCanada Pipelines Limited              Incorporated
                  and the Company: Firm Service              by Reference
                  Contract for Firm Transportation
                  Service for natural gas dated
                  as of January 6, 1992 and
                  Amendments thereto

  (10)(z)         TransCanada Pipelines Limited              Incorporated
                  and the Company: Firm Service              by Reference
                  Contract for Firm Transportation
                  Service for natural gas dated
                  as of October 30, 1992

  (10)(aa)        Algonquin Gas Transmission                 Incorporated
                  Company and the Company:  X-38             by Reference
                  Service Agreement for Firm
                  Transportation of natural gas
                  dated July 3, 1992; Amendment
                  dated July 31, 1992

  (10)(bb)        ANR Pipeline Company and the               Incorporated
                  Company: Gas Transportation                by Reference
                  Agreement dated July 18, 1990

                                      NEP

                                 EXHIBIT INDEX
                                 -------------

  (10)(cc)        Columbia Gas Transmission                  Filed Under
                  Corporation and the Company:               Cover of
                  Service Agreement for Service              Form SE
                  under FTS Rate Schedule dated
                  June 13, 1991

  (10)(dd)        Iroquois Gas Transmission                  Incorporated
                  System, L.P. and the Company:              by Reference
                  Gas Transportation Contract for
                  Firm Reserved Service dated as
                  of June 5, 1991

  (10)(ee)        Tennessee Gas Pipeline Company             Incorporated
                  and the Company: Firm Natural              by Reference
                  Gas Transportation Agreement
                  dated July 9, 1992

  (10)(ff)        New England Power Service                  Incorporated
                  Company and Joan T. Bok:                   by Reference
                  Service Credit Letter dated
                  October 21, 1982

  (10)(gg)        New England Electric System and            Incorporated
                  John W. Rowe:  Service Credit              by Reference
                  Letter dated December 5, 1988

  (10)(hh)        New England Power Service Company          Incorporated
                  and the Company:  Form of                  by Reference
                  Supplemental Pension Service
                  Credit Agreement

  (12)            Statement re computation of                Filed herewith
                  ratios for incorporation by
                  reference into NEP registration
                  statements on Form S-3,
                  Commission File Nos. 33-48257,
                  33-48897, and 33-49193

  (13)            1993 Annual Report to                      Filed Under
                  Stockholders                               Cover of
                                                             Form SE

  (22)            Subsidiary list                            Filed herewith

  (25)            Power of Attorney                          Filed Under
                                                             Cover of
                                                             Form SE

                                Mass. Electric
                                --------------

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.            Description                              Page
- -----------            -----------                              ----

  (3)(a)          Articles of Organization of the            Filed Under
                  Company as amended March 5, 1993,          Cover of
                  August 11, 1993, September 20,             Form SE
                  1993, and November 15, 1993

  (3)(b)          By-Laws of the Company as                  Filed Under
                  amended February 4, 1993,                  Cover of
                  July 30, 1993, and September 15,           Form SE
                  1993

  (4)             First Mortgage Indenture and               Incorporated
                  Deed of Trust, dated as of                 by Reference
                  July 1, 1949, and twenty
                  supplements thereto

  (10)(a)         Boston Edison Company et al.               Incorporated
                  and Company:  Amended REMVEC               by Reference
                  Agreement dated August 12,
                  1977

  (10)(b)         New England Power Company                  Incorporated
                  and the Company:  Primary                  by Reference
                  Service for Resale dated
                  February 15, 1974; Amendment
                  of Service Agreement dated
                  July 22, 1983; Amendment of
                  Service Agreement effective
                  November 1, 1993

  (10)(c)         New England Power Pool                     Incorporated
                  Agreement and Amendments                   by Reference
                  thereto

  (10)(d)         New England Power Service                  Incorporated
                  Company and the Company:                   by Reference
                  Specimen of Service Contract

  (10)(e)         New England Telephone and                  Incorporated
                  Telegraph Company and the                  by Reference
                  Company:  Specimen of Joint
                  Ownership Agreement for Wood
                  Poles

  (10)(f)         New England Electric Companies'            Incorporated
                  Deferred Compensation Plan as              by Reference
                  amended dated December 8, 1986

                                Mass. Electric
                                --------------

                                 EXHIBIT INDEX
                                 -------------

  (10)(g)         New England Electric System                Incorporated
                  Companies Retirement Supplement            by Reference
                  Plan as amended dated April 1,
                  1991

  (10)(h)         New England Electric Companies'            Incorporated
                  Executive Supplemental Retirement          by Reference
                  Plan as amended dated April 1,
                  1991

  (10)(i)         New England Electric Companies'            Incorporated
                  Incentive Compensation Plan as             by Reference
                  amended dated January 1, 1992


  (10)(j)         New England Electric Companies'            Incorporated
                  Form of Deferred Compensation              by Reference
                  Agreement for Directors

  (10)(k)         New England Electric Companies'            Incorporated
                  Senior Incentive Compensation              by Reference
                  Plan as amended dated
                  November 26, 1991

  (10)(l)         Forms of Life Insurance Program            Incorporated
                  and Form of Life Insurance                 by Reference
                  (Collateral Assignment)

  (10)(m)         New England Electric Companies'            Incorporated
                  Incentive Compensation Plan II             by Reference
                  as amended dated September 1,
                  1992

  (10)(n)         New England Power Service                  Incorporated
                  Company and the Company:                   by Reference
                  Form of Supplemental Pension
                  Service Credit Agreement

  (12)            Statement re computation of                Filed herewith
                  ratios for incorporation by
                  reference into the Mass.
                  Electric registration
                  statement on Form S-3,
                  Commission File No. 33-49251

  (13)            1993 Annual Report to                      Filed Under
                  Stockholders                               Cover of
                                                             Form SE

  (18)            Coopers & Lybrand                          Incorporated
                  Preferability Letter                       by Reference
                  dated February 25, 1994

  (25)            Power of Attorney                          Filed Under
                                                             Cover of
                                                             Form SE

                                 Narragansett
                                 -------------

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.            Description                              Page
- -----------            -----------                              ----

  (3)(a)          Articles of Incorporation as               Incorporated
                  amended June 9, 1988                       by Reference

  (3)(b)          By-Laws of the Company                     Incorporated
                                                             by Reference

  (4)(a)          First Mortgage Indenture and               Incorporated
                  Deed of Trust, dated as of                 by Reference
                  September 1, 1944, and
                  twenty-one supplements thereto

  (4)(b)          The Narragansett Electric                  Incorporated
                  Company Preference Provisions,             by Reference
                  as amended, dated March 23, 1993

  (10)(a)         Boston Edison Company et al.               Incorporated
                  and the Company: Amended REMVEC            by Reference
                  Agreement dated August 12, 1977

  (10)(b)         New England Power Company and              Incorporated
                  the Company: Primary Service for           by Reference
                  Resale dated February 15, 1974;
                  Amendment of Service Agreement
                  dated July 24, 1991; Amendment
                  of Service Agreement effective
                  November 1, 1993

  (10)(c)         New England Power Pool Agreement           Incorporated
                  and Amendments thereto                     by Reference

  (10)(d)         New England Power Service                  Incorporated
                  Company and the Company:                   by Reference
                  Specimen of Service Contract

  (10)(e)         New England Telephone and                  Incorporated
                  Telegraph Company and the                  by Reference
                  Company: Specimen of Joint
                  Ownership Agreement for Wood
                  Poles

  (10)(f)         New England Electric Companies'            Incorporated
                  Deferred Compensation Plan for             by Reference
                  Officers, as amended December 8,
                  1986

  (10)(g)         New England Electric System                Incorporated
                  Companies Retirement Supplement            by Reference
                  Plan, as amended April 1, 1991

  (10)(h)         New England Electric Companies'            Incorporated
                  Executive Supplemental Retirement          by Reference
                  Plan, as amended dated April 1,
                  1991

                                 Narragansett
                                 -------------

                                 EXHIBIT INDEX
                                 -------------

  (10)(i)         New England Companies' Incentive           Incorporated
                  Compensation Plan, as amended              by Reference
                  dated January 1, 1992

  (10)(j)         New England Electric Companies'            Incorporated
                  Form of Deferred Compensation              by Reference
                  Agreement for Directors

  (10)(k)         New England Electric Companies'            Incorporated
                  Senior Incentive Compensation              by Reference
                  Plan as amended dated November 26,
                  1991

  (10)(l)         Forms of Life Insurance Program            Incorporated
                  and Form of Life Insurance                 by Reference
                  (Collateral Assignment)

  (10)(m)         New England Electric Companies'            Incorporated
                  Incentive Compensation Plan II             by Reference
                  as amended dated September 1,
                  1992

  (10)(n)         New England Power Service                  Incorporated
                  Company and the Company:                   by Reference
                  Form of Supplemental Pension
                  Service Credit Agreement

  (12)            Statement re computation of                Filed herewith
                  ratios for incorporation by
                  reference into the Narragansett
                  registration statement on Form
                  S-3, Commission File No. 33-45052

  (13)            1993 Annual Report to                      Filed Under
                  Stockholders                               Cover of
                                                             Form SE

  (25)            Power of Attorney                          Filed Under
                                                             Cover of
                                                             Form SE